UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2011

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Park Avenue South, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 725-7965

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 (the “Amendment”) to the Form 8-K filed by HMS Holdings Corp.(the “Registrant”) on December 19, 2011 (the “Original Filing”) and amended on February 29, 2012 (“Amendment No. 1”), is being filed solely to include the schedules and exhibits to the Credit Agreement dated December 16, 2011, among the Registrant and the financial institutions identified therein as lenders and Citibank, N.A. as Administrative Agent, which was filed as Exhibit 10.1 to the Original Filing.

With the exception of Exhibit 10.1, which is being replaced in its entirety, all of the other information in the Original Report, as amended by Amendment No. 1, remains unchanged. This Amendment does not reflect events occurring after the filing of the Original Filing or Amendment No. 1 and no attempt has been made in this Amendment to modify or updated other disclosures as presented in those filings. Accordingly, this Amendment should be read in conjunction with the Original Filing and Amendment No.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1*(1)

Agreement and Plan of Merger dated as of November 7, 2011 by and among HMS Holdings Corp., HDI Holdings, Inc., Montmartre Merger Sub, Inc., and with respect to Articles II, VIII, IX and X only, Fortis Advisors LLC, as Securityholders’ Representative

10.1	Credit Agreement dated December 16, 2011 among HMS Holdings Corp., the Guarantors Party thereto, the Lenders party thereto and Citibank, N.A. as Administrative Agent

23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Press Release dated December 16, 2011

99.2*	Audited consolidated financial statements of HDI Holdings Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010

99.3*	Unaudited pro forma consolidated condensed statements of income of HMS Holdings Corp. for the periods ended September 30, 2011 and December 31, 2010

*                             Previously filed

(1)                     The exhibits and schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

By:	/s/ Walter D. Hosp
Name:	Walter D. Hosp
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: June 6, 2012

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EXHIBIT INDEX

Exhibit No.	Description

2.1*(1)

Agreement and Plan of Merger dated as of November 7, 2011 by and among HMS Holdings Corp., HDI Holdings, Inc., Montmartre Merger Sub, Inc., and with respect to Articles II, VIII, IX and X only, Fortis Advisors LLC, as Securityholders’ Representative

10.1	Credit Agreement dated December 16, 2011 among HMS Holdings Corp., the Guarantors Party thereto, the Lenders party thereto and Citibank, N.A. as Administrative Agent

23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Press Release dated December 16, 2011

99.2*	Audited consolidated financial statements of HDI Holdings Inc. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010

99.3*	Unaudited pro forma consolidated condensed statements of income of HMS Holdings Corp. for the periods ended September 30, 2011 and December 31, 2010

*                             Previously filed

(1)                     The exhibits and schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

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